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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2009

                         Kenneth Cole Productions, Inc.
             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

                    1-13082                                 13-3131650
          (Commission File Number)             (IRS Employer Identification No.)

            603 West 50th Street                               10019
                New York, NY                                 (Zip Code)
  (Address of principal executive offices)

                                 (212) 265-1500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 (e) Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements
-------------------------

     On May 28, 2009, at the Annual Meeting of Shareholders (the "Annual Meeting") of Kenneth Cole Productions, Inc. (the "Company"), the stockholders of the Company voted to approve: (1) an amendment to the Company's Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of Class A Common Stock, $0.01 par value per share (the "Common Stock"), authorized for issuance thereunder by 150,000 shares; (2) the Company's 2009 Pay for Performance Bonus Plan (the "Bonus Plan"); and (3) an amendment to the Company's 2004 Stock Incentive Plan (the "Stock Incentive Plan," and collectively with the ESPP and the Bonus Plan, the "Plans," or individually, each, a "Plan") to increase the number of shares of Common Stock authorized for issuance thereunder by 3,000,000 shares. The Board of Directors of the Company (the "Board") previously approved each of the aforementioned actions, subject to stockholder approval. Accordingly, the ESPP amendment, the Bonus Plan and the Stock Incentive Plan amendment became effective upon stockholder approval at the Annual Meeting. A brief description of each Plan follows.

     Employee Stock Purchase Plan
     ----------------------------

     The ESPP provides employees of the Company, including the Company's principal executive officer, principal financial officer and the other named executive officers, with the opportunity to purchase shares of Common Stock through regular payroll deductions. The ESPP qualifies as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and is subject to the regulations and limitations thereunder. Participation in the ESPP is voluntary and elective. For employees who elect to participate in the ESPP, payroll deductions are accumulated during periodic offering periods and used to purchase shares of Common Stock at the end of the offering period. Accumulated payroll deductions do not earn any interest and are not subject to any rate of return during the offering period pending the purchase of shares. Shares are purchased at 85% of their fair market value at the end of each offering period. Fair market value is defined as the closing price of the Common Stock on the relevant date. Employees who own 5% or more of the Common Stock are ineligible to participate in the ESPP and, as such, Mr. Cole does not currently participate in the ESPP. In addition, the number of shares that may be purchased annually pursuant to the ESPP by any employee is limited to the number of shares having a value of $25,000. The increase in the number of shares of Common Stock available under the ESPP by 150,000 raises the maximum number of shares available for sale thereunder to 300,000. The Compensation Committee of the Board (the "Compensation Committee") administers the ESPP and generally has the authority to amend and terminate the ESPP as it determines appropriate.

     2009 Pay for Performance Bonus Plan
     -----------------------------------

     The Bonus Plan provides executive officers of the Company designated by the Compensation Committee, including the Company's principal executive officer, principal financial officer and the other named executive officers, with the opportunity to earn an annual cash bonus based on the attainment of certain pre-designated corporate performance goals. The Bonus Plan is designed so that all compensation payable will be fully deductible by the Company under Section 162(m) of the Code.

     The Bonus Plan will be administered by the Compensation Committee, which has full power and authority to determine which executive officers of the Company will receive annual awards thereunder, to set

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performance goals and bonus targets, to interpret and construe the terms of the
Bonus Plan and to make all determinations it deems necessary in the administration of the Bonus Plan, including the determination with respect to the achievement of performance goals and the application of such achievement to the bonus targets.

     For each fiscal year, the Compensation Committee will select the performance criteria to be used for that year. The permissible performance criteria under the Bonus Plan are: (i) pre-tax earnings, (ii) earnings per share; (iii) operating income; (iv) net sales; (v) royalty revenue; (vi) net revenue; (vii) return on investment; (viii) EBITDA; (ix) divisional EBITDA before corporate allocations; and/or (x) operating cash flow. Performance goals may be based upon any one or a combination of performance criteria. The Compensation Committee will also determine the appropriate weight to be given to any applicable performance criteria for a plan year. The Compensation Committee will establish one or more performance goals not later than ninety (90) days following the commencement of each fiscal year for which annual bonus awards may be earned. At such time, the Compensation Committee will also establish a target bonus for each participant, expressed as either a fixed dollar amount or as a percentage of a participant's base salary. Actual bonus awards may be less than, equal to or greater than the participant's target bonus, ranging from 0% to 200% of target, depending on the level of attainment of performance criteria.

     At the end of every fiscal year for which bonus amounts can be earned, the Compensation Committee will make a written determination with respect to each participant as to the level of achievement of the performance goals. The percentage of achievement will then be applied to the bonus targets to determine the amount of bonus to be paid to each participant. However, the maximum bonus amount that any individual may earn for any fiscal year is $4,000,000.

     The Board of Directors may amend or terminate the Bonus Plan at any time, provided that no amendment will be effective prior to approval by the Company's shareholders to the extent such approval is required by Section 162(m) of the Code or otherwise required by law.

     Stock Incentive Plan
     --------------------

     The Stock Incentive Plan allows for the grant of equity-based awards to employees, consultants and non-employee directors of the Company and its subsidiaries, including the Company's principal executive officer, principal financial officer and the other named executive officers. The purpose of the Stock Incentive Plan is to encourage these key individuals to remain in the employ and service of the Company and its subsidiaries, align their interests with those of the Company's shareholders and attract new employees, consultants and non-employee directors when needed. Awards under the Stock Incentive Plan may include stock options, restricted stock, performance-based equity awards, and other equity-based awards. The Stock Incentive Plan is administered by the Compensation Committee, which has the authority to interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan, determine the terms and provisions of and number of shares subject to each award under the Plan and the individuals to whom and times and prices at which awards are to be granted under the Plan.

     Stock options generally provide the recipient with the right to purchase a fixed number of shares of Common Stock at a fixed purchase or exercise price for a specified term. Stock options granted under the Plan may be "incentive stock options" qualified under Section 422 of the Code or stock options which do not so qualify. The per-share exercise price for incentive stock options may not be less than the fair market value of a share of Common Stock on the date of grant. The per-share exercise price for nonqualified stock options is typically equal to the fair market value of a share of Common Stock on the date of grant, but the Compensation Committee has discretion to set a different exercise price. Fair market value is defined as the closing price of the Common Stock on the relevant date. Stock options will vest and become exercisable pursuant to a vesting

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schedule determined by the Compensation Committee, which generally requires the recipient to continue to provide services through the relevant vesting date. Once vested, a stock option may be exercised only by written notice of intent to exercise accompanied by payment for the shares of Common Stock to be purchased. In addition, upon exercise, the holder of the stock option will be required to make arrangements satisfactory to the Company with respect to federal, state and local tax withholding. The term of a stock option may not exceed ten years from the date of grant. Unexercised stock options expire at the end of the term or earlier upon or following the recipient's termination of employment or service to the Company and all subsidiaries. A stock option recipient will not have any rights as a Company stockholder with respect to the underlying Common Stock until shares are issued to the recipient upon the exercise of the stock option.

     Restricted stock awards provide for the grant of shares of Common Stock subject to certain restrictions. The restrictions on restricted stock awards typically lapse subject to a vesting schedule determined by the Compensation Committee and the shares are non-transferable prior to lapsing of the restrictions. In addition, restricted stock awards are generally subject to forfeiture upon the recipient's separation from service (other than on account of death, retirement or following the recipient's 65th birthday) prior to lapsing. Unless otherwise determined by the Compensation Committee, any and all remaining restrictions on restricted stock awards will immediately lapse upon a restricted stock award recipient's separation from service on account of death, retirement or following a recipient's 65th birthday. Upon the grant of a restricted stock award, the Company will cause a stock certificate registered in the name of the recipient to be issued and, if the Compensation Committee so determines, held in escrow by the Company until such time as the restrictions lapse. A recipient of a restricted stock award will typically have all the rights of a Company stockholder, provided that the Compensation Committee may determine whether a restricted stock award will be entitled to dividends, which dividends may be withheld by the Company subject to forfeiture to the same degree as the shares of restricted stock.

     Performance-based equity awards may be granted in a manner constituting "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. Such awards will be based upon one or more of the following performance criteria: stock price, pre-tax earnings, earnings per share, EBITDA, net revenue, operating income, return on assets, shareholder return, return on equity, growth in assets, net sales, licensing revenue, cash flow, market share, relative performance to a group of companies comparable to the Company, and/or strategic business criteria consisting of one or more objectives based on the Company's meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. The Compensation Committee will establish in writing the objective performance-based goals applicable to a given performance period no later than 90 days after the commencement of such performance period. Performance-based awards will not be payable to any recipient for a given performance period until the Compensation Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. The maximum number of shares of Common Stock underlying (or that relate to) a performance-based award paid to or earned by any individual in any fiscal year cannot exceed 300,000 shares.

     In addition to any discretionary awards under the Stock Incentive Plan determined by the Compensation Committee, non-employee directors of the Company will automatically receive annual equity awards and an award at the inception of their service as a director pursuant to a formula. The formula is subject to modification by the Compensation Committee in its discretion, from time to time. The current formula entitles each non-employee director to an annual grant of stock options or restricted stock (as elected by the director) having a value equal to $50,000. Annual grants are made at the first Board meeting following each annual meeting of the Company's shareholders. To the extent a non-employee director is elected between annual meetings, the annual grant will be prorated for the current year of service. To the extent a non-employee director elects a restricted stock award, the restrictions on 50% of the number of shares subject to such award will lapse on each of the first two anniversaries of the date of grant, provided the director continues his or her service as a director during such period. Non-employee director stock option awards will have a per

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share exercise price equal to the fair market value of one share of Common Stock as of the market close on the date of grant, will vest and become exercisable as to 50% of the number of shares underlying the award on each of the first two anniversaries of the date of grant, provided the director continues his or her service as a director during such period, and will expire ten years from the date of grant.

     In addition, upon a non-employee director's initial election as a director, he or she will receive a stock option to purchase 5,000 shares of Common Stock, which will have a per share exercise price equal to the fair market value of one share of Common Stock as of the market close on the date of grant, will vest and become exercisable as to 50% of the number of shares underlying the stock option on each of the first two anniversaries of the date of grant, provided the director continues his or her service as a director during such period, and will expire ten years from the date of grant.

     With the additional 3,000,000 shares of Common Stock authorized for issuance pursuant to the Stock Incentive Plan, the maximum number of shares of Common Stock which may be issued pursuant to awards under the Stock Incentive Plan may not exceed the sum of (i) that number of shares of Common Stock which remained available for grant of options under the Amended and Restated Kenneth Cole Productions, Inc. 1994 Stock Option Plan as of April 29, 2004 and (ii) 5,520,162 shares, as replenished from time to time through expirations and cancellations of outstanding awards and shares withheld by the Company to satisfy tax withholding obligations.

     The foregoing descriptions of the ESPP, the Bonus Plan and the Stock Incentive Plan are qualified in their entirety by reference to the terms of the Bonus Plan, ESPP and Stock Incentive Plan, as the case may be, copies of which have been filed as exhibits to the Company's public filings with the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KENNETH COLE PRODUCTIONS, INC.


Date: June 3, 2009                       By:  /s/ David P. Edelman
                                              ---------------------------------
                                               Name:   David P. Edelman
                                               Title:  Chief Financial Officer




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